The Willamette Funds
                              Willamette Value Fund
                        Willamette Small Cap Growth Fund
                     Willamette Global Health Sciences Fund
                           Willamette Technology Fund

                    Prospectus Supplement Dated June 20, 2003
                        to Prospectus Dated July 31, 2002

At a special meeting held on June 10, 2003, the Board of Trustees of The Willamette Funds (the "Trust") approved an Agreement and Plan of Reorganization ("Reorganization Plan") relating to the reorganization of the Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Global Health Sciences Fund and Willamette Technology Fund (each, a "Fund"), into the Integrity Value Fund, Integrity Small Cap Growth Fund, Integrity Health Sciences Fund and Integrity Technology Fund (each, an "Acquiring Fund"), corresponding newly created series of The Integrity Funds (the "Acquiring Trust"). The Acquiring Trust is a registered investment company advised by Integrity Money Management, Inc. ("Integrity Management"). The reorganizations are intended to qualify as tax-free transactions and are not expected to result in a taxable event for shareholders of any of the Funds.

Under the Reorganization Plan, the assets and liabilities of each Fund will be transferred to a corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. Each Acquiring Fund will have investment objectives, policies and restrictions that are substantially similar to those of the corresponding
Fund, and will have no assets prior to the completion of the proposed reorganizations. However, unlike the Value Fund, the Integrity Value Fund will not invest half of its assets in the ten highest yielding stocks of the Dow Jones Industrial Average, but will maintain the current value mandate through active management of the entire portfolio. After the reorganizations, each Fund shareholder will own shares in the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of Fund shares held by that shareholder as of the close of business on the business day preceding the closing of the reorganizations. Until the reorganizations, shareholders of the Funds will continue to be able to purchase and redeem Fund shares. Redemption requests received after the reorganizations will be treated as requests received by the relevant Acquiring Fund for the redemption of the shares received by the shareholder in the reorganizations.

Under the Reorganization Plan, completion of each reorganization will be subject to a number of conditions including, among others, approval of an investment advisory agreement between Integrity Management and The Integrity Funds, on behalf of each Acquiring Fund (each, a "Proposed Advisory Agreement"), by shareholders of the corresponding Fund. A meeting of the shareholders of record of each Fund as of June 20, 2003 is currently expected to be held on or about August 29, 2003, to consider the approval of the Proposed Advisory Agreement with respect to each Acquiring Fund. Assuming that each Proposed Advisory Agreement is approved, Fund shareholders will become shareholders of the corresponding Acquiring Fund into which their Fund is reorganized upon the completion of the reorganizations, which is currently expected to take place on or about September 19, 2003. There is no assurance that the reorganizations will be completed.

                Investors should retain this Supplement with the
                        Prospectus for future reference.